UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2025 (January 21, 2025)

SB FINANCIAL GROUP, INC

(Exact name of registrant as specified in its charter)

Ohio	001-36785	34-1395608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, OH	43512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 783-8950

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registererd
Common Shares, No Par Value 6,538,641 Outstanding at January 21, 2025	SBFG	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On January 17, 2025, the Company issued a press release regarding the matters described in Item 8.01 of this Current Report on Form 8-K, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Forward Looking Statements

This report contains statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and this statement is included for purposes of complying with these safe harbor provisions. Readers should not place undue reliance on such forward-looking statements, which speak only as of the date made. These forward-looking statements are based on current plans and expectations, which are subject to a number of risk factors and uncertainties that could cause future results to differ materially from historical performance or future expectations.

The Company undertakes no obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Item 8.01. Other Events.

On January 17, 2025, SB Financial Group, Inc. (“the Company”), completed its previously announced acquisition of Marblehead Bancorp, Inc. (“Marblehead”), parent company of the Marblehead Bank of Marblehead, Ohio. The Merger agreement was unanimously approved by the Boards of Directors of both bank holding companies and their subsidiary banks in accordance with the terms of the previously announced agreement.

As a result of the Merger, each share of Marblehead common stock was exchanged for $196.31 in cash.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, Dated January 17, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SB FINANCIAL GROUP, INC.

January 21, 2025	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino
Chief Financial Officer

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